Exhibit 99.2






                              STOCK OPTION AGREEMENT

              STOCK OPTION AGREEMENT, dated as of August 29, 1996 (the "Agreement"), by and between BOATMEN'S BANCSHARES, INC., a Mis-souri corporation ("Issuer"), and NATIONSBANK CORPORATION, a North Carolina corporation ("Grantee").

                                     RECITALS

              (A) Merger Agreement. Grantee and Issuer have, on the date hereof, entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger of Issuer with and into a wholly owned subsidiary of Grantee, with such subsidiary being the surviving corporation.

              (B) Condition to Merger Agreement. As a condition and inducement to Grantee's pursuit of the transactions contem-plated by the Merger Agreement, and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined).

              NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agree-ments set forth herein and in the Merger Agreement, and intend-ing to be legally bound hereby, Issuer and Grantee agree as follows:

              1. Defined Terms. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

              2. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevo-cable option (the "Option") to purchase a number of shares of common stock, par value $1.00 per share ("Issuer Common"), of Issuer up to 31,218,660 of such shares (as adjusted as set forth herein, the "Option Shares", which shall include the Op-tion Shares before and after any transfer of such Option Shares, but in no event shall the number of Option Shares for which this Option is exercisable exceed 19.9% of the issued and outstanding shares of Issuer Common) at a purchase price per Option Share (as adjusted as set forth herein, the "Purchase Price") equal to $43.375.

              3.   Exercise of Option.

                   (a) Provided that (i) Grantee or Holder (as herein-after defined), as applicable, shall not be in material breach of the agreements or covenants contained in this Agreement or







         the Merger Agreement, and (ii) no preliminary or permanent in-junction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect, the Holder may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of a Purchase Event (as hereinaf-ter defined); provided that the Option shall terminate and be of no further force or effect upon the earliest to occur of (A) the Effective Time, (B) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event (as hereinafter defined) other than a termination thereof by Grantee pursuant to Section 8.01(b) of the Merger Agreement (but only if the breach of Issuer giving rise to such termination was willful) (a termination of the Merger Agreement by Grantee pursuant to Section 8.01 (b) thereof as a result of a willful breach by Issuer being referred to herein as a "Default Termination"),
         (C) fifteen (15) months after a Default Termination, or (D) fifteen (15) months after termination of the Merger Agreement (other than by reason of a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event; provided, however, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law. The term "Holder" shall mean the holder or holders of the Op-tion from time to time, and which initially is Grantee. The rights set forth in Section 8 hereof shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth herein.

                   (b) As used herein, a "Purchase Event" means any of the following events:

                        (i) Without Grantee's prior written consent, Issuer shall have recommended, publicly proposed or pub-licly announced an intention to authorize, recommend or propose, or entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to ef-fect (A) a merger, consolidation or similar transaction involving Issuer or any of its significant subsidiaries (other than transactions solely between Issuer's subsid-iaries that are not violative of the Merger Agreement),
              (B) the disposition, by sale, lease, exchange or other-wise, of assets or deposits of Issuer or any of its sig-nificant subsidiaries representing in either case 25% or more of the consolidated assets or deposits of Issuer and its subsidiaries, or (C) the issuance, sale or other dis-position by Issuer of (including by way of merger, con-solidation, share exchange or any similar transaction) securities representing 25% or more of the voting power of Issuer or any of its significant subsidiaries, other than,









              in each case of (A), (B), or (C), any merger, consolida-tion or similar transaction involving Issuer or any of its significant subsidiaries in which the voting securities of Issuer outstanding immediately prior thereto continue to represent (by either remaining outstanding or being con-verted into the voting securities of the surviving entity of any such transaction) at least 65% of the combined vot-ing power of the voting securities of the Issuer or the surviving entity outstanding immediately after the consum-mation of such merger, consolidation, or similar transac-tion (provided any such transaction is not violative of the Merger Agreement) (each of (A), (B), or (C), an "Ac-quisition Transaction"); or

                        (ii) any person (other than Grantee or any sub-sidiary of Grantee) shall have acquired beneficial owner-ship (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of or the right to acquire benefi-cial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which Grantee or any subsidiary of Grantee is a member, shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, 25% or more of the voting power of Issuer or any of its signifi-cant subsidiaries.

                   (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

                        (i) any person (other than Grantee or any sub-sidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act, with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common such that, upon con-summation of such offer, such person would own or control 15% or more of the then outstanding shares of Issuer Com-mon (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

                        (ii)) the shareholders shall not have approved the Merger Agreement by the requisite vote at the Company Meeting, the Company Meeting shall not have been held or shall have been canceled prior to termination of the Mer-ger Agreement, or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made,









              or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer, or (C) filed an application (or given a notice), whether in draft or final form, under the Home Owners' Loan Act, as amended, the Bank Holding Company Act of 1956, as amended, the Bank Merger Act, as amended, or the Change in Bank Control Act of 1978, as amended, for approval to engage in an Acquisition Transaction; or

                        (iii)  any person (other than Grantee or any
              subsidiary of Grantee) shall have made a bona fide pro-posal to Issuer or its shareholders by public announce-ment, or written communication that is or becomes the sub-ject of public disclosure, to engage in an Acquisition Transaction; or

                        (iv) after a proposal is made by a third party to Issuer or its shareholders to engage in an Acquisition Transaction, or such third party states its intention to the Issuer to make such a proposal if the Merger Agreement terminates, Issuer shall have breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach would entitle Grantee to termi-nate the Merger Agreement under Article VIII thereof (wit-hout regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Merger Agreement); or

                        (v) any person (other than Grantee or any sub-sidiary of Grantee), other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with any Regulatory Authority for approval to engage in an Ac-quisition Transaction.

              As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

                   (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Holder to exer-cise the Option.

                   (e) In the event Holder wishes to exercise the Op-tion, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying









         (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three (3) business days nor later than fifteen (15) busi-ness days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"); provided that the first notice of exercise shall be sent to Issuer within one hundred eighty (180) days after the first Purchase Event of which Grantee has been notified. If prior notification to or ap-proval of any Regulatory Authority is required in connection with such purchase, Issuer shall cooperate with the Holder in the filing of the required notice or application for approval and the obtaining of such approval and the Closing shall occur immediately following such regulatory approvals (and any manda-tory waiting periods). Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

              4.   Payment and Delivery of Certificates.

                   (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Pur-chase Price multiplied by the number of Option Shares to be purchased on such Closing Date, and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer spec-ified in Section 13(f).

                   (b) At each Closing, simultaneously with the deliv-ery of immediately available funds and surrender of this Agree-ment as provided in Section 4(a), (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Op-tion Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens and subject to no preemptive rights, and (B), if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common purchasable hereunder, and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provi-sions of this Agreement.

                   (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

              THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF AUGUST 29, 1996. A









              COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

         It is understood and agreed that the portion of the above leg-end relating to the Securities Act shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and sub-stance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

                   (d) Upon the giving by Holder to Issuer of the writ-ten notice of exercise of the Option provided for under Section 3(e), the tender of the applicable purchase price in immedi-ately available funds and the tender of this Agreement to Issuer, Holder shall be deemed to be the holder of record of the shares of Issuer Common issuable upon such exercise, not-withstanding that the stock transfer books of issuer shall then be closed or that certificates representing such shares of Is-suer Common shall not then be actually delivered to Holder. Issuer shall pay all expenses, and any and all United States federal, state, and local taxes and other charges that may be payable in connection with the preparation, issuance and deliv-ery of stock certificates under this Section in the name of Holder or its assignee, transferee, or designee.

                   (e) Issuer agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Issuer Common so that the Option may be exercised without additional authorization of Issuer Common after giving effect to all other options, war-rants, convertible securities and other rights to purchase Is-suer Common, (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereun-der by Issuer, (iii) promptly to take all action as may from time to time be required (including (A) complying with all pre-merger notification, reporting and waiting period requirements, and (B) in the event prior approval of or notice to any Regula-tory Authority is necessary before the Option may be exercised, cooperating fully with Holder in preparing such applications or notices and providing such information to such Regulatory Au-thority as it may require) in order to permit Holder to exer-cise the Option and Issuer duly and effectively to issue shares of the Issuer Common pursuant hereto, and (iv) promptly to take










         all action provided herein to protect the rights of Holder against dilution.

              5. Representations and Warranties of Issuer. Issuer hereby represents and warrants to Grantee (and Holder, if dif-ferent than Grantee) as follows:

                   (a) Corporate Authority. Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execu-tion and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer, and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated; this Agreement has been duly and validly executed and delivered by Issuer.

                   (b) Beneficial Ownership. To the best knowledge of Issuer, as of the date of this Agreement, no person or group has beneficial ownership of more than 10% of the issued and outstanding shares of Issuer Common.

                   (c) Shares Reserved for Issuance; Capital Stock. Issuer has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of this Agreement in ac-cordance with its terms, will have reserved for issuance upon the exercise of the Option, that number of shares of Issuer Common equal to the maximum number of shares of Issuer Common at any time and from time to time purchasable upon exercise of the Option, and all such shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances, and security interests (other than those created by this Agreement) and not subject to any preemp-tive rights.

                   (d) No Violations. The execution, delivery and per-formance of this Agreement does not or will not, and the con-summation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (A) a breach or viola-tion of, or a default under, its certificate of incorporation or by-laws, or the comparable governing instruments of any of its subsidiaries, or (B) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, inden-ture, arrangement or other obligation of it or any of its sub-sidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation










         or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of its sub-sidiaries is subject, that would, in any case give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

              6. Representations and Warranties of Grantee. Grantee hereby represents and warrants to Issuer that Grantee has full corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agree-ment, to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee; and this Agreement has been duly executed and de-livered by Grantee.

              7. Adjustment upon Changes in Issuer Capitalization, etc.

                   (a) In the event of any change in Issuer Common by reason of a stock dividend, stock split, split-up, recapital-ization, combination, exchange of shares or similar transac-tion, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agree-ments governing such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common if the Option had been exercised im-mediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common are is-sued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a), upon exercise of any option to purchase Issuer Common outstand-ing on the date hereof or upon conversion into Issuer Common of any convertible security of Issuer outstanding on the date hereof), the number of shares of Issuer Common subject to the Option shall be adjusted so that, after such issuance, it, to-gether with any shares of Issuer Common previously issued pur-suant hereto, equals 19.9% of the number of shares of Issuer Common then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option. No provision of this Section 7 shall be deemed to affect or change, or constitute authorization for any violation of, any of the covenants or representations in the Merger Agreement.

                   (b) In the event that Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and shall not be









         the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common shall be changed into or exchanged for stock or other securi-ties of Issuer or any other person or cash or any other prop-erty or the outstanding shares of Issuer Common immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets or deposits to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the con-summation of any such transaction and upon the terms and condi-tions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Holder, of either (x) the Acquiring Corporation (as hereinafter defined),
         (y) any person that controls the Acquiring Corporation, or (z) in the case of a merger described in clause (ii), Issuer (such person being referred to as "Substitute Option Issuer").

                   (c) The Substitute Option shall have the same terms as the Option, provided, that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Holder. Substitute Option Issuer shall also enter into an agreement with Holder in substantially the same form as this Agreement, which shall be applicable to the Sub-stitute Option.

                   (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common (as hereinafter de-fined) as is equal to the Assigned Value (as hereinafter de-fined) multiplied by the number of shares of Issuer Common for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of Substitute Option per share of Substitute Common (the "Substi-tute Option Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of Issuer Common for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common for which the Substitute Option is exercis-able.

                   (e)  The following terms have the meanings indicated:

                        (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or









              merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, or (iii) the transferee of all or substantially all of Issuer's assets (or a substantial part of the as-sets of its subsidiaries taken as a whole).

                        (2) "Substitute Common" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of direc-tors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Is-suer.

                        (3)  "Assigned Value" shall mean the highest of
              (w) the price per share of Issuer Common at which a Tender Offer or an Exchange Offer therefor has been made, (x) the price per share of Issuer Common to be paid by any third party pursuant to an agreement with Issuer, (y) the high-est closing price for shares of Issuer Common within the six (6) month period immediately preceding the consolida-tion, merger, or sale in question and (z) in the event of a sale of all or substantially all of Issuer's assets or deposits an amount equal to (i) the sum of the price paid in such sale for such assets (and/or deposits) and the current market value of the remaining assets of Issuer, as determined by a nationally recognized investment banking firm selected by Holder divided by (ii) the number of shares of Issuer Common outstanding at such time. In the event that a Tender Offer or an Exchange Offer is made for Issuer Common or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for Issuer Common shall be deter-mined by a nationally recognized investment banking firm selected by Holder.

                        (4)  "Average Price" shall mean the average
              closing price of a share of Substitute Common for the one year immediately preceding the consolidation, merger, or sale in question, but in no event higher than the closing price of the shares of Substitute Common on the day pre-ceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Av-erage Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls such person, as Holder may elect.

                   (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more









         than 19.9 % of the aggregate of the shares of Substitute Common outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common but for the limitation in the first sentence of this Section 7(f), Substitute Option Issuer shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in the first sentence of this Section 7(f) over (ii) the value of the Sub-stitute Option after giving effect to the limitation in the first sentence of this Section 7(f). This difference in value shall be determined by a nationally-recognized investment bank-ing firm selected by Holder.

                   (g) Issuer shall not enter into any transaction de-scribed in Section 7(b) unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Sub-stitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common are otherwise in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the Sub-stitute Common are restricted securities, as defined in Rule 144 under the Securities Act or any successor provision) than other shares of common stock issued by Substitute Option Is-
         suer).

              8.   Repurchase at the Option of Holder.

                   (a) Subject to the last sentence of Section 3(a), at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d)) and ending twelve (12) months immediately thereafter, Issuer shall repurchase from Holder (i) the Option, and (ii) all shares of Issuer Common purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership.
         The date on which Holder exercises its rights under this Sec-tion 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Con-sideration") equal to the sum of:

                        (i) the aggregate Purchase Price paid by Holder for any shares of Issuer Common acquired pursuant to the Option with respect to which Holder then has beneficial ownership;









                        (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Issuer Common over (y) the Purchase Price (subject to adjustment pursu-ant to Section 7), multiplied by the number of shares of Issuer Common with respect to which the Option has not been exercised; and

                        (iii)  the excess, if any, of the Applicable
              Price over the Purchase Price (subject to adjustment pur-suant to Section 7) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Issuer Common with respect to which the Op-tion has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

                   (b) If Holder exercises its rights under this Sec-tion 8, Issuer shall, within ten (10) business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common purchased thereunder with respect to which Holder then has ben-eficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Con-sideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the re-quired notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtain-ing of any such approval). If any Regulatory Authority disap-proves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder. If any Regulatory Authority prohibits the repur-chase in part but not in whole, then Holder shall have the right (i) to revoke the repurchase request, or (ii) to the ex-tent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less










         the sum of the number of shares covered by the Option in re-spect of which payment has been made pursuant to Section 8(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. Holder shall notify Issuer of its determination under the preceding sentence within five (5) business days of receipt of notice of disapproval of the repurchase.

                        Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 3(a).

                   (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common paid for any such share by the person or groups described in Section 8(d)(i), (ii) the price per share of Is-suer Common received by holders of Issuer Common in connection with any merger or other business combination transaction de-scribed in Section 7(b)(i), 7(b)(ii) or 7(b)(iii), or (iii) the highest closing sales price per share of Issuer Common on Nas-daq (or if Issuer Common is not traded on Nasdaq, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as re-ported by a recognized source chosen by Holder) during the forty (40) business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a na-tionally recognized investment banking firm selected by Holder, divided by the number of shares of the Issuer Common outstand-ing at the time of such sale. If the consideration to be of-fered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an in-dependent nationally recognized investment banking firm se-lected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

                   (d) As used herein, "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange
         Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to











         acquire beneficial ownership of, 50% or more of the then out-standing shares of Issuer Common, or (ii) any of the transac-tions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) shall be consummated.

              9.   Registration Rights.

                   (a) Demand Registration Rights. Issuer shall, sub-ject to the conditions of Section 9(c) below, if requested by any Holder, including Grantee and any permitted transferee ("Selling Shareholder"), as expeditiously as possible prepare and file a registration statement under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common or other securities that have been acquired by or are issuable to the Selling Shareholder upon exercise of the Option in ac-cordance with the intended method of sale or other disposition stated by the Selling Shareholder in such request, including without limitation a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws.

                   (b) Additional Registration Rights. If Issuer at any time after the exercise of the Option proposes to register any shares of Issuer Common under the Securities Act in connec-tion with an underwritten public offering of such Issuer Com-mon, Issuer will promptly give written notice to the Selling Shareholders of its intention to do so and, upon the written request of any Selling Shareholder given within thirty (30) days after receipt of any such notice (which request shall specify the number of shares of Issuer Common intended to be included in such underwritten public offering by the Selling Shareholder), Issuer will cause all such shares for which a Selling Shareholder requests participation in such registra-tion, to be so registered and included in such underwritten public offering; provided, however, that Issuer may elect to not cause any such shares to be so registered (i) if the under-writers in good faith object for valid business reasons, or
         (ii) in the case of a registration solely to implement an em-ployee benefit plan or a registration filed on Form S-4 of the Securities Act or any successor Form; provided, further, how-ever, that such election pursuant to (i) may only be made two times. If some but not all the shares of Issuer Common, with respect to which Issuer shall have received requests for regis-tration pursuant to this Section 9(b), shall be excluded from such registration, Issuer shall make appropriate allocation of shares to be registered among the Selling Shareholders desiring to register their shares pro rata in the proportion that the









         number of shares requested to be registered by each such Sell-ing Shareholder bears to the total number of shares requested to be registered by all such Selling Shareholders then desiring to have Issuer Common registered for sale.

                   (c) Conditions to Required Registration. Issuer shall use all reasonable efforts to cause each registration statement referred to in Section 9(a) above to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective; provided, however, that Issuer may delay any regis-tration of Option Shares required pursuant to Section 9(a) above for a period not exceeding ninety (90) days provided Is-suer shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other securities by Issuer, and Issuer shall not be required to register Option Shares under the Securities Act pursuant to
         Section 9(a) above:

                        (i) prior to the earliest of (a) termination of the Merger Agreement pursuant to Article VIII thereof, (b) failure to obtain the requisite shareholder approval pur-suant to Section 7.01 of the Merger Agreement, and (c) a Purchase Event or a Preliminary Purchase Event;

                        (ii) on more than one occasion during any cal-endar year;

                        (iii) within ninety (90) days after the effec-tive date of a registration referred to in Section 9(b) above pursuant to which the Selling Shareholder or Selling Shareholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested; and

                        (iv) unless a request therefor is made to Is-suer by Selling Shareholders that hold at least 25% or more of the aggregate number of Option Shares (including shares of Issuer Common issuable upon exercise of the Op-
              tion) then outstanding.

                   In addition to the foregoing, Issuer shall not be required to maintain the effectiveness of any registration statement after the expiration of nine (9) months from the ef-fective date of such registration statement. Issuer shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent neces-sary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; provided, however, that Issuer









         shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

                   (d) Expenses. Except where applicable state law prohibits such payments, Issuer will pay all expenses (includ-ing without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Sec-tion 9(a) or 9(b) above (including the related offerings and sales by holders of Option Shares) and all other qualifica-tions, notifications or exemptions pursuant to Section 9(a) or 9(b) above.

                   (e) Indemnification. In connection with any regis-tration under Section 9(a) or 9(b) above, Issuer hereby indem-nities the Selling Shareholders, and each underwriter thereof, including each person, if any, who controls such holder or un-derwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and li-abilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or pro-spectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospec-tus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or neces-sary to make the statements therein not misleading, except in-sofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to issuer by such indemnified party ex-pressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such Selling Shareholders, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabil-ities caused by any untrue, or alleged untrue, statement, that was included by issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in









         conformity with, information furnished in writing to issuer by such holder or such underwriter, as the case may be, expressly for such use.

                   Promptly upon receipt by a party indemnified under this Section 9(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party un-der this Section 9(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such ac-tion, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this Section 9(e). In case notice of commencement of any such action shall be given to the indem-nifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the de-fense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnify-ing party shall be entitled to assume the defense of such ac-tion notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

                   If the indemnification provided for in this Section 9(e) is unavailable to a party otherwise entitled to be indem-nified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indem-nified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is ap-propriate to reflect the relative benefits received by issuer, the Selling Shareholders and the underwriters from the offering of the securities and also the relative fault of Issuer, the Selling Shareholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other









         relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim, provided, however, that in no case shall any Selling Shareholder be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudu-lent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any holder to indemnify shall be several and not joint with other holders.

                   In connection with any registration pursuant to Sec-tion 9(a) or 9(b) above, Issuer and each Selling Shareholder (other than Grantee) shall enter into an agreement containing the indemnification provisions of this Section 9(e).

                   (f) Miscellaneous Reporting. Issuer shall comply with all reporting requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Shareholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule 144A. Issuer shall at its expense provide the Selling Shareholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securi-ties Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

                   (g) Issue Taxes. Issuer will pay all stamp taxes in connection with the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save the Selling Shareholders harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

              10. Quotation; Listing. If Issuer Common or any other securities to be acquired in connection with the exercise of the Option are then authorized for quotation or trading or listing on any securities exchange, Issuer, upon the request of Holder, will promptly file an application, if required, to au-thorize for quotation or trading or listing the shares of Is-suer Common or other securities to be acquired upon exercise of the Option on such securities exchange and will use its best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.









              11. Division of Option. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the op-tion of Holder, upon presentation and surrender of this Agree-ment at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement ex-ecuted and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

              12.  Limitation on Total Profit and Notional Total Profit.

                   (a) Notwithstanding anything to the contrary con-tained herein, in no event shall Grantee's Total Profit (as defined below in Section 12(c) hereof) exceed $250 million and, if it otherwise would exceed such amount, Grantee, at its sole election, shall either (i) reduce the number of shares of Is-suer Common subject to the Option, (ii) deliver to Issuer for cancellation Option Shares previously purchased by Grantee,
         (iii) pay cash to Issuer, or (iv) any combination thereof, so that Grantee's actually realized Total Profit shall not exceed $250 million after taking into account the foregoing actions.

                   (b) Notwithstanding anything to the contrary con-tained herein, the Option may not be exercised for a number of shares as would, as of the date of exercise, result in a No-tional Total Profit (as defined below in Section 14(d) hereof) of more than $250 million; provided, that nothing in this sen-tence shall restrict any exercise of the Option permitted hereby on any subsequent date.

                   (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount received by Grantee pursuant to Issuer's repurchase of the Option (or any portion thereof) pursuant to Section 8 hereof, (ii)(x) the amount received by Grantee pursuant to Issuer's repurchase of Option Shares pursuant to Section 8 hereof, less (y) Grantee's purchase price for such Option










         Shares, (iii)(x) the net cash amounts received by Grantee pur-suant to the sale of Option Shares (or any other securities into which such Option Shares shall be converted or exchanged) to any unaffiliated party, less (y) Grantee's purchase price of such Option Shares, (iv) any amounts received by Grantee on the transfer of the Option (or any portion thereof) to any unaf-filiated party, and (v) any equivalent amount with respect to the Substitute Option.

                   (d) As used herein, the term "Notional Total Profit" with respect to any number of shares as to which Grantee may propose to exercise the Option shall be the Total Profit deter-mined as of the date of such proposed exercise assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Issuer Common as of the close of business on the preceding trading day (less customary brokerage commissions).

                   (e) Grantee agrees, promptly following any exercise of all or any portion of the Option, and subject to its rights under Section 8 hereof, to use commercially reasonable efforts promptly to maximize the value of Option Shares purchased tak-ing into account market conditions, the number of Option Shares, the potential negative impact of substantial sales on the market price for Issuer Common, and the availability of an effective registration statement to permit public sale of Op-tion Shares.

              13.  Miscellaneous.

                   (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                   (b) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is en-titled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                   (c) Entire Agreement: No Third-Party Beneficiaries; Severability. This Agreement, together with the Merger Agree-ment and the other documents and instruments referred to herein and therein, between Grantee and Issuer (i) constitutes the










         entire agreement and supersedes all prior agreements and under-standings, both written and oral, between the parties with re-spect to the subject matter hereof, and (ii) is not intended to confer upon any person other than the parties hereto (other than the indemnified parties under Section 9(e) and any trans-ferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 13(h)) any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or Regulatory Authority determines that the Option does not permit Holder to acquire, or does not re-quire Issuer to repurchase, the full number of shares of Issuer Common as provided in Section 3 (as may be adjusted herein), it is the express intention of Issuer to allow Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

                   (d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Mis-souri without regard to any applicable conflicts of law rules.

                   (e) Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                   (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if de-livered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

                   (g) Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become ef-fective when both counterparts have been signed and delivered, it being understood that both parties need not sign the same counterpart.

                   (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written









         consent of the other party, except that Holder may assign this Agreement to a wholly-owned subsidiary of Holder and Holder may assign its rights hereunder in whole or in part after the oc-currence of a Purchase Event. Subject to the preceding sen-tence, this Agreement shall be binding upon, inure to the ben-efit of and be enforceable by the parties and their respective successors and assigns.

                   (i) Further Assurances. In the event of any exer-cise of the Option by the Holder, Issuer and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                   (j) Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

                   IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.


                                            BOATMEN'S BANCSHARES, INC.


                                            By  /s/ Andrew B. Craig, III
                                                Andrew B. Craig, III
                                                Chairman and Chief
                                                Executive Officer


                                            NATIONSBANK CORPORATION


                                            By  /s/ Hugh L. McColl, Jr.
                                                Hugh L. McColl, Jr.
                                                Chairman and Chief
                                                Executive Officer







                                      -22-